SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                       Date of Report:    August 17, 1999

               Date of Earliest Event Reported:  August 12, 1999



                               TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


               1-7258                            75-1475224
               ------                            ----------
      (Commission File Number)       (IRS Employer Identification No.)



                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600

ITEM 5.   OTHER EVENTS
          ------------

          (a) On August 12, 1999, Registrant issued a press release announcing the results of operations for the three- and twelve-month periods ended June 30, 1999.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.
               --------

               Exhibit
               Number                        Description
               --------       --------------------------------------------

                 99 Copy of press release announcing the results of operations for the three- and twelve-month periods ended June 30, 1999.


                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                          TANDYCRAFTS, INC.


Date:  August 17, 1999                    By:/s/ Michael J. Walsh
                                             --------------------------
                                             Michael J. Walsh
                                             President



Date:  August 17, 1999                    By:/s/ James D. Allen
                                             --------------------------
                                             James D. Allen
                                             Chief Financial Officer



Date:  August 17, 1999                    By:/s/ Troy Huseman
                                             --------------------------
                                             Troy Huseman
                                             Assistant Vice President and Chief
                                             Accounting Officer